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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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[X]      Filed by the Registrant

[_]      Filed by a Party other than the Registrant


Check the appropriate box:

[_]      Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[_]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                          LEUCADIA NATIONAL CORPORATION
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

[X]      No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid: $

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:
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

                                                                October 17, 1997



Dear Fellow Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Leucadia National Corporation to be held on November 3, 1997. Your Board of Directors has unanimously recommended that shareholders vote in favor of all proposals under consideration.

Since one of the matters under consideration, approval of the Purchase Agreement with General Electric Capital Corporation, requires the affirmative vote of two-thirds of all outstanding shares, YOUR VOTE IS VERY IMPORTANT. The Board of Directors thinks this transaction is important for the Company and the shareholders. We therefore urge you to sign and return the enclosed proxy card today in the envelope provided.

Very truly yours,

/s/ Ian M. Cumming

Ian M. Cumming
Chairman of the Board

                                   IMPORTANT
                If you have any questions, or need assistance in
           voting your shares, please contact the firm assisting us in the solicitation of proxies:

                           INNISFREE M&A INCORPORATED
                           TOLL-FREE: 1-888-750-5834

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